SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

        Date of Report (Date of earliest event reported): April 27, 2004

                                  ANAREN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            New York                      000-6620               16-0928561
  ----------------------------        ----------------       -------------------
  (State or Other Jurisdiction        (Commission File        (I.R.S. Employer
        of Incorporation)                  Number)           Identification No.)

6635 Kirkville Road, East Syracuse, New York                        13057
--------------------------------------------                      ----------
  (Address of Principal Executive Offices)                        (Zip code)

                                 (315) 432-8909
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits.

            99.1  Press Release of Anaren, Inc. dated April 27, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 27, 2004, Anaren, Inc. issued an earnings release announcing its financial results for the quarter ended March 31, 2004. A copy of the earnings release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ANAREN, INC.

                                                     By: /s/ Lawrence A. Sala
                                                         -----------------------
                                                         Lawrence A. Sala
                                                         President and
                                                         Chief Executive Officer